                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO

                      TRANSWESTERN PUBLISHING COMPANY LLC
                              TWP CAPITAL CORP. II
               SERIES B 9 5/8% SENIOR SUBORDINATED NOTES DUE 2007

     This form must be used by a holder of Series B 9 5/8% Senior Subordinated Notes due 2007 (the "Series B Notes") of TransWestern Publishing Company LLC and TWP Capital Corp. II (together, the "Company"), who wishes to tender Series B Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in the section of the Prospectus entitled "The Exchange
Offer -- Guaranteed Delivery Procedures," and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Series B Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Letter of Transmittal.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            APRIL   , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

                          TO: WILMINGTON TRUST COMPANY
                             (THE "EXCHANGE AGENT")

             By Registered or Certified Mail or Overnight Courier:
                            Wilmington Trust Company
                              Rodney Square North
                            1100 North Market Street
                           Wilmington, Delaware 19890
                        Attn: Corporate Trust Operations

                                    By Hand:
                            Wilmington Trust Company
                   c/o Harris Trust Co. of New York, as Agent
                           88 Pine Street, 19th Floor
                               Wall Street Plaza
                            New York, New York 10005
                        Attn: Corporate Trust Operations

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (302) 651-1079
               Confirm by telephone: (302) 651-1562 Kristin Long

     DELIVERY OF THIS FORM TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount at maturity of Series B Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Series B Notes listed below:

-----------------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S) (IF KNOWN) OF SERIES B NOTES OR    AGGREGATE PRINCIPAL        AGGREGATE PRINCIPAL
      ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY           AMOUNT REPRESENTED          AMOUNT TENDERED
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PLEASE SIGN AND COMPLETE
--------------------------------------------------------------------------------

Signatures of Registered Holder(s) or                Date:                      , 1999
                                                           ---------------------
Authorized Signatory:                                Address:
                     --------------------------               ---------------------------------------------

-----------------------------------------------      ------------------------------------------------------
                                                     Area Code and Telephone No.:
-----------------------------------------------                                   -------------------------

Name of Registered Holder(s):
                             ------------------

-----------------------------------------------

-----------------------------------------------

--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Series B Notes or on a security position listing as the owner of Series B Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s):
        ---------------------------------------

-----------------------------------------------
Capacity:
         --------------------------------------

Address(es):
            -----------------------------------

-----------------------------------------------

-----------------------------------------------

                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that either the Series B Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Series B Notes into the Exchange Agent's account at Book-Entry Transfer Facility as described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures"), together with a properly completed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents will be received by the Exchange Agent by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.


Name of Firm:
                ------------------------------       ----------------------------------------------
                                                     Authorized Signature

Address:                                             Name:
         -------------------------------------              ---------------------------------------

                                                     Title:
----------------------------------------------              ---------------------------------------

Area Code and Telephone No.:                         Date:                                   , 1999
                             -----------------             ---------------------------------

 DO NOT SEND SERIES B NOTES WITH THIS FORM. ACTUAL SURRENDER OF SERIES B NOTES
     MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF
                                  TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Series B Notes referred to herein, the signature must correspond with the name(s) written on the face of the Series B Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Series B Notes, the signature must correspond with the name shown on the security position listing as the owner of the Series B Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Series B Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Series B Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Requests for information and additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Notice of Guaranteed Delivery. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO

                      TRANSWESTERN PUBLISHING COMPANY LLC
                              TWP CAPITAL CORP. II
               SERIES C 9 5/8% SENIOR SUBORDINATED NOTES DUE 2007

     This form must be used by a holder of Series C 9 5/8% Senior Subordinated Notes due 2007 (the "Series C Notes") of TransWestern Publishing Company LLC and TWP Capital Corp. II (together, the "Company"), who wishes to tender Series C Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in the section of the Prospectus entitled "The Exchange
Offer -- Guaranteed Delivery Procedures," and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Series C Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Letter of Transmittal.

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            APRIL   , 1999, UNLESS EXTENDED (THE "EXPIRATION DATE").

                          TO: WILMINGTON TRUST COMPANY
                             (THE "EXCHANGE AGENT")

             By Registered or Certified Mail or Overnight Courier:
                            Wilmington Trust Company
                              Rodney Square North
                            1100 North Market Street
                           Wilmington, Delaware 19890
                        Attn: Corporate Trust Operations

                                    By Hand:
                            Wilmington Trust Company
                   c/o Harris Trust Co. of New York, as Agent
                           88 Pine Street, 19th Floor
                               Wall Street Plaza
                            New York, New York 10005
                        Attn: Corporate Trust Operations

                                 By Facsimile:
                        (For Eligible Institutions Only)
                                 (302) 651-1079

               Confirm by telephone: (302) 651-1562 Kristin Long


     DELIVERY OF THIS FORM TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount at maturity of Series C Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Series C Notes listed below:

-----------------------------------------------------------------------------------------------------------
CERTIFICATE NUMBER(S) (IF KNOWN) OF SERIES C NOTES OR    AGGREGATE PRINCIPAL        AGGREGATE PRINCIPAL
      ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY           AMOUNT REPRESENTED          AMOUNT TENDERED
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PLEASE SIGN AND COMPLETE
--------------------------------------------------------------------------------

Signatures of Registered Holder(s) or                Date:                      , 1999
                                                           ---------------------
Authorized Signatory:                                Address:
                     --------------------------               ---------------------------------------------

-----------------------------------------------      ------------------------------------------------------
                                                     Area Code and Telephone No.:
-----------------------------------------------                                   -------------------------

Name of Registered Holder(s):
                             ------------------

-----------------------------------------------

-----------------------------------------------


--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Series b Notes or on a security position listing as the owner of Series b Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      Please print name(s) and address(es)

Name(s):
        ---------------------------------------

-----------------------------------------------
Capacity:
         --------------------------------------

Address(es):
            -----------------------------------

-----------------------------------------------

-----------------------------------------------

                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that either the Series C Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Series C Notes into the Exchange Agent's account at Book-Entry Transfer Facility as described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures"), together with a properly completed Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents will be received by the Exchange Agent by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of Firm:
                ------------------------------       ----------------------------------------------
                                                     Authorized Signature

Address:                                             Name:
         -------------------------------------              ---------------------------------------

                                                     Title:
----------------------------------------------              ---------------------------------------

Area Code and Telephone No.:                         Date:                                  ,  1999
                             -----------------             --------------------------------

 DO NOT SEND SERIES C NOTES WITH THIS FORM. ACTUAL SURRENDER OF SERIES C NOTES
     MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF
                                  TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Series C Notes referred to herein, the signature must correspond with the name(s) written on the face of the Series C Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Series C Notes, the signature must correspond with the name shown on the security position listing as the owner of the Series C Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Series C Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Series C Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Requests for information and additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Notice of Guaranteed Delivery. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.